Exhibit 10.89

EXECUTION VERSION

This FIRST AMENDMENT, dated as of September 29, 2017 (this “Amendment Agreement”), to that certain Term Loan Agreement, dated as of July 31, 2017 (as amended from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by the Amendments (as defined below), the “Amended Credit Agreement”), by and among Abbott Laboratories, as Borrower (the “Borrower”), the lenders party thereto (the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”), is made by and among the Borrower, the Lenders and the Administrative Agent.  Unless otherwise defined herein, terms defined in the Amended Credit Agreement (as defined below) and used herein shall have the meanings given to them in the Amended Credit Agreement.

WHEREAS, the Effective Date occurred on July 31, 2017;

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement;

WHEREAS, in order to effect the requested amendments, the Borrower and the Lenders desire to amend, as of the Amendment Effective Date (as defined below), the Existing Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Amendment of the Existing Credit Agreement.  Each of the parties hereto agrees that, subject to the satisfaction of the conditions set forth in Section 3 below, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2.  Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders on the date hereof that:

(a)   As of the Amendment Effective Date, no event has occurred and is continuing, or shall occur as a result of the occurrence of the Amendment Effective Date, that constitutes a Default.

(b)   Each of the representations and warranties of the Borrower set forth in Section 4.01 of the Amended Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date; provided, that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Amendment Effective Date or on such earlier date, as the case may be.

Section 3.  Effectiveness of this Amendment Agreement and the Amended Credit Agreement.  The effectiveness of this Amendment Agreement and the amendment of the Existing Credit Agreement set forth herein are all subject to the Administrative Agent’s (or its counsel’s) receipt of either (x) a counterpart of this Amendment Agreement signed on behalf of the Borrower, the Administrative Agent and each Lender or (y) customary written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment Agreement) that such party has signed a counterpart of this Amendment Agreement (the date on which such condition shall first be satisfied, the “Amendment Effective Date”).

Section 4.  Effect of Amendment.

(a)        Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which, subject to the terms of the Amended Credit Agreement, are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b)        On and after the Amendment Effective Date, each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement.  This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 5.  Governing Law.  THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE CONFLICT OF LAWS PRINCIPLES.

Section 6.  Counterparts.  This Amendment Agreement may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

Section 7.  Headings.  Section headings in this Amendment Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment Agreement.

[Remainder of page intentionally blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date first written above.

ABBOTT LABORATORIES

By:	/s/ Karen M. Peterson
Name: Karen M. Peterson
Title: Vice President, Treasurer

[Signature Page — First Amendment to Term Loan Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Gerund Diamond
Name: Gerund Diamond
Title: Assistant Vice President

[Signature Page — First Amendment to Term Loan Agreement]

BANK OF AMERICA, N.A.
as a Lender

By:	/s/ Darren Merten
Name: Darren Merten
Title: Vice President

[Signature Page — First Amendment to Term Loan Agreement]

Barclays Bank PLC,
as a Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page — First Amendment to Term Loan Agreement]

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page — First Amendment to Term Loan Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

By:	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Signature Page — First Amendment to Term Loan Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Pranjal Gambhir
Name: Pranjal Gambhir
Title: Vice President

[Signature Page — First Amendment to Term Loan Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page — First Amendment to Term Loan Agreement]

SOCIETE GENERALE,
as a Lender

By:	/s/ Joseph Moreno
Name: Joseph Moreno
Title: Managing Director

[Signature Page — First Amendment to Term Loan Agreement]

THE BANK OF TOKYO-MITSUBISHI, UFJ, LTD.,
as a Lender

By:	/s/ Jaime Johnson
Name: Jaime Johnson
Title: Director

[Signature Page — First Amendment to Term Loan Agreement]

HSBC Bank USA, N.A.,
as a Lender

By:	/s/ Roderick Feltzer
Name: Roderick Feltzer
Title: Vice President

[Signature Page — First Amendment to Term Loan Agreement]

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

[Signature Page — First Amendment to Term Loan Agreement]

Standard Chartered Bank,
as a Lender

By:	/s/ Daniel Mattern
Name: Daniel Mattern
Title: Associate Director

[Signature Page — First Amendment to Term Loan Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Signature Page — First Amendment to Term Loan Agreement]

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

[Signature Page — First Amendment to Term Loan Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender

By:	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By:	/s/ Cara Younger
Name: Cara Younger
Title: Director

[Signature Page — First Amendment to Term Loan Agreement]

ING BANK N.V., DUBLIN BRANCH,
as a Lender

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page — First Amendment to Term Loan Agreement]

INTESA SANPAOLO BANK LUXEMBOURG S.A.,
as a Lender

By:	/s/ Paolo Enrico Pernice
Name: Paolo Enrico Pernice
Title: Chief Financial Officer

By:	/s/ Cristiano Patalocchi
Name: Cristiano Patalocchi
Title: Chief Risk Officer

[Signature Page — First Amendment to Term Loan Agreement]

Mizuho Bank (USA),
as a Lender

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Director & Team Leader

[Signature Page — First Amendment to Term Loan Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Steven T. Bachman
Name: Steven T. Bachman
Title: Authorized Signatory

[Signature Page — First Amendment to Term Loan Agreement]

Svenska Handelsbanken AB (publ), New York Branch,
as a Lender

By:	/s/ Mark Emmett
Name: Mark Emmett
Title: Vice President

By:	/s/ Steve Cox
Name: Steve Cox
Title: Senior Vice President

[Signature Page — First Amendment to Term Loan Agreement]

U.S. Bank National Association,
as a Lender

By:	/s/ Ryan M. Black
Name: Ryan M. Black
Title: AVP

[Signature Page — First Amendment to Term Loan Agreement]

EXHIBIT A

“St. Jude” means St. Jude Medical, Inc., a Minnesota corporation.

“St. Jude Acquisition” means the acquisition of St. Jude by the Borrower on January 4, 2017.

“St. Jude Transactions” means the St. Jude Acquisition and the financing transactions in connection therewith, the repayment of certain existing indebtedness of the Borrower and St. Jude and the payment of certain fees and expenses in connection therewith.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Target Material Adverse Effect” means a “Material Adverse Effect” (as defined in the Alere Acquisition Agreement as in effect on April 13, 2017).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earliest to occur of (a) 11:59 p.m. New York City time on ~~September 30,~~October 3, 2017, (b) the consummation of the Alere Acquisition without the use of the Facility and (c) the date of any termination in accordance with the terms of the Alere Acquisition Agreement of the Borrower’s obligations under the Alere Acquisition Agreement to consummate the Alere Acquisition.

“Total Capitalization” means Consolidated Debt plus Consolidated Net Worth.

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

“United States” and “U.S.” each means the United States of America.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 2.16(e)(ii)(B)(III).

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copies of the Organization Documents of the Borrower, and (to the extent such concept applies to such entity) certificates of good standing in the jurisdiction of organization of the Borrower.

(e)                                  The Administrative Agent shall have received, at least three (3) Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act, requested in writing by the Administrative Agent (on behalf of any Lender) at least ten (10) business days prior to the Effective Date.

Promptly upon the occurrence thereof, the Administrative Agent shall notify the Borrower and the Lenders that the Effective Date has occurred, and such notice shall be conclusive and binding.

SECTION 3.02              Conditions to Funding on the Closing Date. The obligation of each Lender to make a Loan in an amount equal to its Commitment on the Closing Date is subject to the satisfaction (or waiver in accordance with Section 8.01) of the following conditions on or prior to the Termination Date, and no other conditions:

(a)                                 The Effective Date shall have occurred.

(b)                                 The Administrative Agent shall have received for the Borrower (i) U.S. GAAP audited consolidated balance sheets and related statements of earnings, comprehensive income, shareholders’ equity and cash flows for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014, and for any subsequent fiscal year ended at least 60 days prior to the Closing Date and (ii) U.S. GAAP unaudited consolidated balance sheets and related statements of earnings, comprehensive income and cash flows for each subsequent fiscal quarter ended at least 40 days before the Closing Date (in each case, except as permitted by the rules promulgated by the U.S. Securities and Exchange Commission and subject to normal year-end adjustments and absence of footnotes). The Borrower’s filing of any required audited financial statements on Form 10-K or required unaudited financial statements on Form 10-Q will satisfy the requirements under clauses (b)(i) or (b)(ii), as applicable, of this paragraph. The Administrative Agent, on behalf of the Lenders, hereby acknowledges receipt of the financial statements in the foregoing clauses (b)(i) and (b)(ii) for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014 and the fiscal ~~quarter~~quarters ended March 31, 2017 and June 30, 2017.

(c)                                  The Alere Acquisition shall have been, or shall substantially concurrently be, consummated in accordance with the terms of the Alere Acquisition Agreement as in effect on the Effective Date without giving effect to any amendments, modifications, supplements or waivers by the Borrower thereto or consents by the Borrower thereunder that are materially adverse to the Lenders without the Lead Arrangers’ prior written consent, it being understood that (i) any decrease in the cash portion of the consideration for the Alere Acquisition that is accompanied by a

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dollar-for-dollar reduction in Commitments in respect of the Facility of not more than 15% of the total consideration for the Alere Acquisition shall be deemed to be not materially adverse to the Lenders, (ii) any increase in the cash portion of the consideration for the Alere Acquisition that, together with any other increases since July 7, 2017, exceeds 10% of the purchase price shall be deemed to be materially adverse to the Lenders ~~and~~, (iii) any waiver or modification of Sections 8.06(v) and 8.15 of the Alere Acquisition Agreement (as in effect on April 13, 2017) shall be deemed to be materially adverse to the Lenders and (iv) to the extent constituting an amendment, modification, supplement or waiver by the Borrower to the Alere Acquisition Agreement or a consent by the Borrower thereunder, the Borrower’s election not to terminate or not to seek to terminate the Alere Acquisition Agreement pursuant to Section 7.01(b)(i) of the Alere Acquisition Agreement (as in effect on April 13, 2017) shall be deemed to be not materially adverse to the Lenders.

(d)                                      The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower in the form attached hereto as Exhibit C certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Alere Transactions, are Solvent.

(e)                                       The Administrative Agent shall have received a favorable opinion letter of (i) John A. Berry, Divisional Vice President, Associate General Counsel and Assistant Secretary of the Borrower and (ii) Wachtell, Lipton, Rosen & Katz, as New York counsel to the Borrower (or, in each case, such other counsel as may be reasonably acceptable to the Administrative Agent), in each case in the form agreed on or prior to the Effective Date.

(f)                                        Each of the Alere Acquisition Agreement Representations and the Specified Representations shall be true and correct in all material respects as of the Closing Date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects as of such date.

(g)                                       Since January 30, 2016, there shall not have been any effect, change, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Target Material Adverse Effect.

(h)                                      No Event of Default specified in Section 6.01(a) or Section 6.01(e) of this Agreement with respect to the Borrower exists (after giving pro forma effect to the Alere Acquisition) or would result from the effectiveness of this Agreement.

(i)                                          The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in clauses (c), (f), (g) and (h) of this Section 3.02.

(j)                                         The Administrative Agent (on behalf of the Lead Arrangers and the Lenders) shall have received all fees and invoiced expenses required to be paid on or

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